UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 28, 2005
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Delphi Corporation (“Delphi”) announced on November 28, 2005 it will accelerate its discussions with General Motors Corporation (“GM”) regarding Delphi’s restructuring efforts. Delphi said that GM has agreed to temporarily forego previously agreed-to 2006 price reductions on components provided by Delphi, to provide interim financial support. Additionally, Delphi also said it was continuing to work to achieve consensual agreements with the unions that represent Delphi employees, and that it will suspend its previously contemplated December 16, 2005 motion to petition for rejection of its collective bargaining agreements and modification of retiree health care benefits under Section 1113/1114 of the U.S. Bankruptcy Code, at least until January 20, 2006. A copy of the press release is attached as exhibit 99 (a) hereto.
Forward-Looking Statement
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by Delphi or on Delphi’s behalf. Delphi and its representatives may periodically make written or oral statements that are “forward-looking,” including statements included in this report and other filings with the United States Securities and Exchange Commission and in reports to stockholders. All statements contained or incorporated in this report which address operating performance, events or developments that Delphi expects or anticipates may occur in the future are forward-looking statements. These statements are made on the basis of management’s current views and assumptions with respect to future events. Important factors, risks and uncertainties which may cause actual results to differ from those expressed in Delphi’s forward-looking statements are set forth in its Quarterly Report on Form 10-Q for the period ended September 30, 2005 and its Annual Report on Form 10-K for the year ended December 31, 2004. In particular, these factors, risks and uncertainties include, but are not limited to, the following: the ability of Delphi to continue as a going concern; the ability of Delphi to operate pursuant to the terms of the debtor-in-possession (DIP) facility; Delphi’s ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by it from time to time; the ability of Delphi to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for Delphi to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of Delphi to obtain and maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on Delphi’s liquidity or results of operations; the ability of Delphi to fund and execute its business plan; the ability of Delphi to attract, motivate and/or retain key executives and associates; the ability of Delphi to attract and retain customers; and other factors, risks and uncertainties discussed in its Annual Report on Form 10-K for the year ended December 31, 2004 and other filings with the United States Securities and Exchange Commission. Delphi does not intend or assume any obligation to update any of these forward-looking statements, whether as a result of new information, future events or otherwise.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99 (a)	Press Release dated November 28, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)

Date: November 29, 2005	By:	/s/ JOHN D. SHEEHAN

(John D. Sheehan, Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit
Number	Description
99 (a)	Press Release dated November 28, 2005.